Exhibit No. 16
Powers of Attorney

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Great Lakes Bond Fund, a series of Managed Portfolio Series, a Delaware statutory trust, with and into the Weitz Core Plus Income Fund, a series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 3rd day of March 2021.
/s/ John W. Hancock
John W. Hancock

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Great Lakes Bond Fund, a series of Managed Portfolio Series, a Delaware statutory trust, with and into the Weitz Core Plus Income Fund, a series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 2nd day of March 2021.
/s/ Thomas R. Pansing, Jr.
Thomas R. Pansing, Jr.

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Great Lakes Bond Fund, a series of Managed Portfolio Series, a Delaware statutory trust, with and into the Weitz Core Plus Income Fund, a series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 2nd day of March 2021.
/s/ Delmer L. Toebben
Delmer L. Toebben

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place, and stead, in all of her capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Great Lakes Bond Fund, a series of Managed Portfolio Series, a Delaware statutory trust, with and into the Weitz Core Plus Income Fund, a series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 2nd day of March 2021.
/s/ Lorraine Chang
Lorraine Chang

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Great Lakes Bond Fund, a series of Managed Portfolio Series, a Delaware statutory trust, with and into the Weitz Core Plus Income Fund, a series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 2nd day of March 2021.
/s/ Roland J. Santoni
Roland J. Santoni

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wallace R. Weitz, Andrew S. Weitz, James J. Boyne, John R. Detisch and Patrick W. D. Turley as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of The Weitz Funds, a Delaware statutory trust (the “Trust”), to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Great Lakes Bond Fund, a series of Managed Portfolio Series, a Delaware statutory trust, with and into the Weitz Core Plus Income Fund, a series of the Trust, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue thereof.
IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 2nd day of March 2021.
/s/ Justin B. Wender
Justin B. Wender

27339684.11.BUSINESS